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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB for the transition period commencing January 1, 2004 and ending June 30, 2004 as filed with the Securities and Exchange Commission by Stellar Technologies, Inc. (the "Company") on the date hereof (the "Report"), I, Richard A. Schmidt Chief Executive and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                             /s/ Richard A Schmidt
                                             -----------------------------
                                             Richard A. Schmidt
                                             Chief Executive and Treasurer

October 15, 2004